SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------

                             AMENDMENT NO. 1 TO

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: JULY 26, 2000
              (DATE OF EARLIEST EVENT REPORTED: MAY 11, 2000)


                   NATIONAL INFORMATION CONSORTIUM, INC.
            ----------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        COLORADO                         000-26621            52-2077581
        --------                         ---------            ----------
(STATE OR OTHER JURISDICTION            (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NO.)


                             12 CORPORATE WOODS
        10975 BENSON STREET, SUITE 390, OVERLAND PARK, KANSAS 66210
        -----------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                               (877) 234-EGOV
                              ---------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    N/A
                                  -------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




         National Information Consortium, Inc. hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated May 26, 2000, as set forth in the pages attached hereto:

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include historical and pro forma financial information required in connection with the acquisition of SDR Technologies, Inc. on May 11, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c) Exhibits

23.1     Consent of Independent Auditors

99.1     Financial Statements of Business Acquired
         -----------------------------------------
         Independent Auditors' Report

         Consolidated Balance Sheets as of December 31, 1999 and 1998

         Consolidated Statements of Operations for the Years Ended December 31, 1999 and 1998

         Consolidated Statements of Changes in Stockholders' Deficit for the Years Ended December 31, 1999 and 1998

         Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998

         Notes to Consolidated Financial Statements - December 31, 1999 and
         1998

         Consolidated Balance Sheet as of March 31, 2000 (unaudited)

         Consolidated Statements of Operations for the Three Months Ended March 31, 2000 and 1999 (unaudited)

         Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (unaudited)

         Notes to Consolidated Financial Statements - March 31, 2000
         (unaudited)

99.2     Unaudited Pro Forma Financial Information - National Information
         ----------------------------------------------------------------
         Consortium, Inc.
         ----------------

         Pro Forma Consolidated Financial Information - Overview

         Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999

         Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2000

         Pro Forma Condensed Consolidated Balance Sheet as of March 31,
         2000

         Notes to Pro Forma Consolidated Financial Information



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONAL INFORMATION CONSORTIUM, INC.


                                    By: /S/ Kevin C. Childress
                                        ---------------------------
                                    Name:  Kevin C. Childress
                                    Title: Chief Financial Officer


Date: July 26, 2000